Exhibit 21.1

                         Subsidiaries of the Registrant

The following is a list of subsidiaries of the registrant with the respective state of organization as of December 31, 2003:

                    Subsidiary                             State
     -----------------------------------------------      --------
     Wellsford Capital..............................      Maryland
     Wellsford Capital Properties, L.L.C............      Delaware
     Wellsford Finance, L.L.C.......................      Delaware
     Second Holding Company, LLC....................      Delaware
     Belford Capital Management, L.L.C..............      Delaware
     Belford ZMTN Company, L.L.C....................      Delaware
     Wellsford CRC Holding Corp.....................      Maryland
     Clairborne Fordham Tower, LLC..................      Delaware
     Creamer Vitale Wellsford L.L.C.................      Delaware
     Wellsford Fordham Tower, L.L.C.................      Delaware
     Wellsford Park Highlands Corp..................      Colorado
     Park at Highlands L.L.C........................      Colorado
     Red Canyon at Palomino Park L.L.C..............      Colorado
     Silver Mesa at Palomino Park L.L.C.............      Colorado
     Green River at Palomino Park L.L.C.............      Colorado
     Gold Peak at Palomino Park L.L.C...............      Colorado
     Palomino Park Telecom L.L.C....................      Colorado
     Parkside Cafe at Palomino Park, Inc............      Colorado
     Palomino Park Owners Association...............      Colorado
     Palomino Park Public Improvements Corp.........      Colorado
     Silver Mesa Homeowners Association.............      Colorado
     Wellsford Commercial Properties Trust..........      Maryland
     Wellsford/Whitehall Group, L.L.C...............      Delaware
     Wellsford Ventures, Inc........................      Maryland
     WRP Convertible Trust I........................      Delaware
     Wellsford Mantua LLC...........................      Delaware
     East Lyme Housing Ventures, LLC................      Delaware